UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2014

ACUCELA INC.
(Exact name of registrant as specified in its charter)

Washington	000-5513	02-0592619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 Second Avenue, Suite 1900
Seattle, Washington 98101
(Address of principal executive offices, including zip code)
(206) 805-8300
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On November 14, 2014 (Japanese Standard Time), Acucela Inc. (the “Company”) filed with the Tokyo Securities Exchange a Japanese report referred to as “Kessan Tanshin,” which contained the Company's unaudited financial results for the three and nine months ended September 30, 2014 (the “Tanshin”).
The Tanshin is substantially the same as the Company's Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2014 except the following supplemental information is provided:
•In the Tanshin, the Company includes a financial results forecast for the year ending December 31, 2014 as follows:

	Revenue from collaborations	Operating income	Income before income tax	Net loss	Net loss per share*
Full Year	$34,739	$693	$250	$(1,997)	$(0.06)

* Using 32,729,000 weighted average shares for expected basic and diluted shares outstanding for purposes of the Revised Forecast.
Notes to financial results forecast: This forecast reflects a downward adjustment to the Company's expected financial results for the year ending December 31, 2014. See Exhibit 99.1 to the Company's Form 8-K furnished on February 13, 2014 for details of the Company's prior estimates of 2014 financial results. The above estimates are based on certain assumptions made by the Company's management as of the date hereof. These assumptions are based on management's experience and perception of current conditions, trends, expected future developments and other factors believed to be appropriate in the circumstances. Such estimates are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company and may cause the Company's actual results to differ materially from the above estimates. Although the Company's management believes that these assumptions are reasonable, the Company cannot assure you that the Company's business will develop in accordance with these estimates. Investors are cautioned not to rely on these estimates as it is highly likely that actual results will differ, perhaps materially. These risks include the risk factors detailed in the Company's Security's and Exchange Commission filings, including the Company's Annual Report on Form 10-K for the year ended December 31, 2013. The Company's independent auditors have not compiled or been involved in the preparation of the forecasted financial results for the year ending December 31, 2014. Accordingly, they assume no responsibility for the accuracy or presentation of this information.
•In the Tanshin, financial information denominated in Japanese yen are disclosed as supplementary information. The numbers were translated at JPY109.45 = $1 USD, which were the TTM rates quoted by The Bank of Tokyo-Mitsubishi UFJ, Ltd. on September 30, 2014 for the sake of convenience.
The information furnished in this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The statements contained in the Tanshin and this Form 8-K regarding projected financial results for the year ending December 31, 2014 are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company has based these forward-looking statements largely on its expectations and projections about future events and financial trends affecting the financial condition and/or operating results of its business. These statements involve risks and uncertainties that could cause the Company’s actual results to differ materially, including, but not limited to the risk that our product candidates will not demonstrate the expected benefits and will not achieve regulatory approval or be successfully commercialized, the success of our product candidates depends heavily on the willingness of our collaboration partner to continue to co-develop our product candidates, the risk of delays in our expected clinical trials, the risk that new developments in the intensely competitive ophthalmic pharmaceutical market require changes in our clinical trial plans or limit the potential benefits of our product candidates, our dependence on and our ability to retain and motivate our key management and scientific staff, including Ryo Kubota, M.D., Ph.D., and other risks and uncertainties inherent in the process of discovering and developing therapeutics that demonstrate safety and efficacy. For a detailed discussion of these and other risk factors, please refer to the Company’s filings with the Securities and Exchange Commission, which are available on the Company’s investor relations Web site (http://ir.acucela.com/) and on the SEC’s Web site (http://www.sec.gov).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUCELA INC.

	By:	/s/ Brian O'Callaghan
Brian O'Callaghan
Date: November 13, 2014		Chief Financial Officer, Treasurer and Secretary